UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): July 17, 2007 (July 13, 2007)
O’CHARLEY’S INC.
(Exact Name of Registrant as Specified in Charter)

Tennessee	0-18629	62-1192475

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3038 Sidco Drive Nashville, Tennessee	37204

(Address of Principal Executive Offices)	(Zip Code)
(615) 256-8500

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 2.05.	Costs Associated with Exit or Disposal Activities.

Item 2.06.	Material Impairments

Item 7.01.	Regulation FD Disclosure

Item 9.01.	Financial Statements and Exhibits

SIGNATURES

EXHIBIT INDEX

EX-99.1	PRESS RELEASE

Item 2.05.	Costs Associated with Exit or Disposal Activities
     As part of an effort to enhance overall supply chain efficiency, reduce costs and improve profitability, on July 12, 2007 the Board of Directors of O’Charley’s Inc. (the “Company”) approved the sale of the Company’s commissary facility in Nashville, Tennessee and the outsourcing of various food processing and distribution activities performed at its commissary and distribution facilities in Nashville, Tennessee, Bellingham, Massachusetts and Woburn, Massachusetts. The Company closed on the sale of the Nashville commissary facility and entered into supply and distribution agreements with respect to the outsourcing of its Nashville food preparation and distribution operations on July 13, 2007.
     The Company estimates that its total cash proceeds from the sale of manufacturing equipment and inventories will be between $16 million and $18 million, and that its accounts payable will decline by between $5 million and $6 million in connection with the Nashville supply chain restructuring. Proceeds from the sale of Nashville commissary real estate totaled $9 million.
     The Company currently estimates that it will incur charges totaling between $8 million and $9 million in the second quarter of 2007 in connection with these supply chain changes. The Company estimates that these will include non-cash charges for the impairment of the commissary building and related manufacturing equipment of between $6 million and $7 million in the second quarter of 2007, and employee severance and retention costs, legal costs and transition costs of $2 million. The Company expects to incur additional transition costs in the third and fourth quarters of 2007 of between $0.02 and $0.03 per diluted share.

Item 2.06.	Material Impairments
     Item 2.05 above is incorporated by reference herein to the extent it describes material impairment charges associated with the sale of the Company’s Nashville commissary and related outsourcing.

Item 7.01.	Regulation FD Disclosure
     On July 13, 2007, the Company issued a press release announcing the sale of its commissary facility in Nashville, Tennessee and other changes to its supply chain, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits
(d)	Exhibits.
99.1	Press Release dated July 13, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

O’CHARLEY’S INC.
By:	/s/ Lawrence E. Hyatt
Lawrence E. Hyatt
Chief Financial Officer, Secretary and Treasurer

Date: July 17, 2007